UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 27, 2005

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Kentucky                        1-13661                  61-1137529
        --------                        -------                  ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 27, 2005, shareholders of S.Y. Bancorp, Inc. (the "Company") approved the S.Y. Bancorp, Inc. 2005 Stock Incentive Plan (the "2005 Plan").

The 2005 Plan became effective as of April 27, 2005 and expires on April 26, 2015. Eligible participants include employees and directors providing services to the Company who, in the opinion of the Compensation Committee of the Board of Directors, who will administer the 2005 Plan, are in a position to make a significant contribution to the success of the Company.

Shares authorized under the 2005 Plan are 700,000 shares of Common Stock, subject to adjustment as set forth in the 2005 Plan.

The maximum number of shares that may be awarded to any one participant during a single fiscal year is 40,000 shares of Common Stock. The maximum number of shares that may be subject to Restricted Stock Awards to any one participant in a single fiscal year is 20,000 shares of Common Stock.

Award types include non-qualified and incentive stock options, stock appreciation rights, and restricted stock. The terms of the awards will be specified by the Compensation Committee of the Board of Directors although no options will be exercisable later than ten years after the date of the grant.

The Compensation Committee may, but is not required to, subject any award to such conditions as it determines are necessary or appropriate to ensure that an award constitutes "qualified performance based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder.

Items not permitted include granting stock options or stock appreciation rights at a price below fair market value on the date of the grant; repricing or reducing the exercise price of a stock option or stock appreciation right without shareholder approval; and reload grants (the automatic grant of additional options upon the exercise of the original grant). As of April 27, 2005, the percentage of shares authorized as a percent of outstanding Common stock was 5.03%.

Item 9.01 Financial Statements and Exhibits.
(c)     Exhibits
        10.1           S.Y. Bancorp, Inc. 2005 Stock Incentive Plan



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 29, 2005              S.Y. BANCORP, INC.


                                   By: /s/ Nancy B. Davis
                                       --------------------------------------
                                       Nancy B. Davis, Executive Vice President,
                                       Treasurer and Chief Financial Officer